                                                                EXHIBIT h(10)(b)


                                 AMENDMENT NO. 1
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                        EFFECTIVE DATE OF AGREEMENT
----------                                        ---------------------------
AIM Balanced Fund                                         June 1. 2000

AIM Global Utilities Fund                                 June 1, 2000

AIM Select Growth Fund                                    June 1, 2000

AIM Value Fund                                            June 1, 2000

AIM European Small Company Fund                         August      , 2000
                                                               -----

AIM International Emerging Growth Fund                  August      , 2000
                                                               -----

AIM New Technology Fund                                 August      , 2000
                                                               -----

AIM Small Cap Equity Fund                               August      , 2000
                                                               -----

AIM Value II Fund                                       August      , 2000"
                                                               -----

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:                              , 2000
       -----------------------------

                                               A I M ADVISORS, INC.


Attest:                                        By:
        -----------------------------             ------------------------------
              Assistant Secretary                 Senior Vice President


(SEAL)


                                               AIM FUNDS GROUP


Attest:                                        By:
        -----------------------------             ------------------------------
              Assistant Secretary                 Senior Vice President


(SEAL)